Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
SUPPLEMENTAL CASH FLOW INFORMATION

The following table (in thousands) provides supplemental disclosure of cash flow information:

	Year Ended December 31,
	2016	2015	2014
Cash paid during the period for interest, net of amounts capitalized	$74,519	$—	$—
Non-cash distributions to affiliates for conveyance of assets	252,802	90,645	745
Other non-cash distribution to affiliates	—	149	—
Non-cash conveyance of assets to non-affiliate	—	13,169	—

The balance in property, plant and equipment, net funded with accounts payable and accrued liabilities (including affiliate) was $262.6 million, $228.2 million and $117.4 million, as of December 31, 2016, 2015 and 2014, respectively.